Page 25 of 26 Pages


                                    EXHIBIT E

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of The Perkin-Elmer Corporation dated as of March 6, 1998 is, and any amendments thereto (including amendments on Schedule
13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  March 6, 1998                    QUANTUM INDUSTRIAL PARTNERS LDC

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  March 6, 1998                    QIH MANAGEMENT INVESTOR, L.P.

                                        By:  QIH Management, Inc.,
                                             its General Partner

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Vice President


Date:  March 6, 1998                    QIH MANAGEMENT, INC.

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Vice President


Date:  March 6, 1998                    SOROS FUND MANAGEMENT LLC

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


Date:  March 6, 1998                    GEORGE SOROS

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact



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                                                             Page 26 of 26 Pages



Date:  March 6, 1998                    STANLEY F. DRUCKENMILLER

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  March 6, 1998                    WINSTON PARTNERS, L.P.

                                        By:  Chatterjee Fund Management, L.P.,
                                             General Partner

                                             By:  Purnendu Chatterjee,
                                                  General Partner

                                                  By:  /S/ PETER HURWITZ
                                                       ------------------------
                                                       Peter Hurwitz
                                                       Attorney-in-Fact

Date:  March 6, 1998                    CHATTERJEE FUND MANAGEMENT, L.P.

                                        By:  Purnendu Chatterjee,
                                             General Partner

                                             By:  /S/ PETER HURWITZ
                                                  -----------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact


Date: March 6, 1998                     PURNENDU CHATTERJEE

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact